Exhibit 10.4
SECOND AMENDMENT TO ABL CREDIT AGREEMENT

This SECOND AMENDMENT TO ABL CREDIT AGREEMENT, dated as of September 18, 2020 (this “Amendment”), is entered into by and among SMART SAND, INC., a Delaware corporation (“Parent”), the other Borrowers party hereto, each Guarantor party hereto, the Lenders party hereto, and JEFFERIES FINANCE LLC, as agent (in such capacity, including any successor thereto, the “Agent”) for the Lenders, and is made with reference to the Credit Agreement referred to below.
PRELIMINARY STATEMENTS

WHEREAS, Parent, the other Borrowers party hereto, the Guarantors party hereto, the Agent and the Lenders have entered into that certain ABL Credit Agreement dated as of December 13, 2019, as amended by that certain First Amendment to ABL Credit Agreement dated as of July 8, 2020 (as may be further amended, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”);

WHEREAS, pursuant to that certain Equity Purchase and Sale Agreement dated as of the date hereof, by and among Eagle Materials Inc., a Delaware corporation (the “Seller”), and Parent (the “Purchase Agreement”), Parent is acquiring (the “Eagle Acquisition”) all of the Equity Interests of Eagle Oil and Gas Proppants Holdings LLC, a Delaware limited liability company (“Eagle Holdings”), Eagle Oil and Gas Proppants LLC, a Delaware limited liability company (“Eagle Oil”), Northern White Sand LLC, a Delaware limited liability company (“Northern”), and CRS Proppants LLC, a Delaware limited liability company (“CRS” and, together with Eagle Holdings, Eagle Oil and Northern, each an “Eagle Party” and collectively, the “Eagle Parties”);

WHEREAS, in connection with the Eagle Acquisition, Parent and the Eagle Parties will be entering into that certain Loan and Security Agreement dated as of the date hereof with the Seller (the “Eagle Financing Documents”) pursuant to which the Seller will make loans to the Parent in an aggregate principal amount not to exceed at any given time outstanding, $5,000,000 (the “Eagle Indebtedness”), which Eagle Indebtedness will be secured by the Eagle Collateral (as hereinafter defined) and guaranteed by the Eagle Parties, all as more particularly set forth in the Eagle Financing Documents (collectively, the “Eagle Financing Transaction”);

WHEREAS, the Eagle Financing Transaction does not meet the requirements of Section 6.01 or Section 6.02 of the Credit Agreement and the Borrowers have requested that the Agent and the Lenders make certain amendments to the Credit Agreement which the Agent and the Lenders have agreed to make, subject to the terms and provisions set forth in this Amendment.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.Definitions. Except as otherwise defined herein, capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

SECTION 2.Additional Definitions. Section 1.01 to the Credit Agreement is hereby amended by adding thereto, in addition and not in limitation, the following defined terms:
a.“Amendment No. 2” shall mean the Second Amendment to ABL Credit Agreement, dated as of September 18, 2020, by and among the Borrowers party thereto, the Guarantors party thereto, the Agent and the Lenders party thereto.
b.“Amendment No. 2 Effective Date” shall mean September 18, 2020.
c.“Eagle Collateral” shall have the meaning given to the term “Seller Collateral” in the Eagle Intercreditor Agreement as in effect on the Amendment No. 2 Effective Date.
d.“Eagle Indebtedness” shall have the meaning set forth in the recitals to Amendment No. 2.
e.“Eagle Intercreditor Agreement” shall mean that certain Lien Intercreditor and Use Agreement dated as of the Amendment No. 2 Effective Date by and between the Agent and the Seller (as defined in the Amendment No. 2) and acknowledged by Parent and the Eagle Parties.
f.“Eagle Parties” shall have the meaning set forth in the recitals to Amendment No. 2.
SECTION 3.Amendment to Section 6.01 (Indebtedness). Section 6.01(g) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(g) the Eagle Indebtedness;”

SECTION 4.Amendment to Section 6.02 (Liens). Section 6.02 of the Credit Agreement is hereby amended by (a) deleting “; and” at the end of clause (x) and replacing it with “;”, (b) deleting the period at the end of clause (y) and replacing it with “; and”, and (c) adding the following new subclause immediately following clause (y) thereof:

“(z) Liens on the Eagle Collateral to secure the Eagle Indebtedness.”

SECTION 5.Amendment to Credit Agreement, Signature Page to Amendment No. 1 to Credit Agreement and Schedule 1.01(a). The parties hereto hereby agree that the “Lender” on the Closing Date incorrectly referred to “Agent” or “Jefferies Finance LLC” (as applicable) in various places in the Credit Agreement and should have instead been a reference to “JFIN Business Credit Fund I LLC”. In connection with that error, the parties hereto hereby agree that, effective as of the Closing Date, without any conditions to effectiveness herein:
a.the signature page to the Credit Agreement is hereby amended by deleting the reference to “as a Lender,” after the reference to “JEFFERIES FINANCE LLC”;
b.the signature page to Amendment No. 1 is hereby amended by deleting the reference to “as sole Lender and” after the reference to “JEFFERIES FINANCE LLC”;
c.Schedule 1.01(a) to the Credit Agreement is hereby deleted in its entirety and a new Schedule 1.01(a) in the form of Schedule A attached hereto is inserted in replacement thereof; and

d.JFIN Business Credit Fund I LCC by its signature to this Amendment hereby agrees that, effective as of the Closing Date, (i) its Revolving Commitment and its Pro Rata Percentage are as set forth on Schedule 1.01(a) attached hereto and (ii) it is and shall continue to be bound by the provisions of the Credit Agreement as a Lender thereunder and does and shall continue to have the obligations of a Lender thereunder, including, with respect to its Commitment

SECTION 6.Conditions to Effectiveness. This Amendment (other than the amendments in Section 5 hereof) shall become effective only upon the satisfaction of all of the following conditions precedent:
a.The execution and delivery of this Amendment by the Agent, the Lenders and each Loan Party;
b.The Agent shall have received the results of a search of the Uniform Commercial Code filings (or equivalent filings), tax lien filings and judgment lien filings made with respect to the Eagle Parties in the states (or other jurisdictions) of formation of such Persons, jurisdictions in which the chief executive office of each such Person is located and in the other jurisdictions in which such Persons maintain real property, together with copies of the financing statements (or similar documents) disclosed by such search, and accompanied by evidence reasonably satisfactory to the Agent that the Liens indicated in any such financing statement (or similar document) would be Permitted Liens or have been or will be contemporaneously released or terminated;
c.The execution and delivery of the Eagle Intercreditor Agreement.
d.The Agent shall have received true and correct copies of each of the documents executed in connection with the Eagle Acquisition and the Eagle Financing Transaction; and
e.Borrowers shall have paid to the Agent all fees, costs and expenses incurred by the Agent in connection with the preparation, execution and delivery of this Amendment (including, without limitation, reasonable attorneys’ fees).

SECTION 7.Conditions Subsequent. The continuing effectiveness of this Amendment (other than the amendments contained in Section 5 hereof) is subject to the fulfillment, on or before the date applicable thereto, of the following conditions:
a.on the Amendment No. 2 Effective Date, the Agent shall have received duly executed copies of the documents set forth on Annex A hereto which are not otherwise addressed below;
b.on or before the date which is 5 Business Days after the Amendment No. 2 Effective Date (or such later date as the Agent shall agree in its Permitted Discretion), the Agent shall have received certificates of insurance with respect to the New Borrowers as required by Section 5.02 of the Credit Agreement;
c.on or before the date which is 30 days after the after the Amendment No. 2 Effective Date (or such later date as the Agent shall agree in its Permitted Discretion), the Agent shall have received Account Control Agreements relating to the Eagle Parties Deposit Accounts with Wells Fargo Bank, National Association, which control agreements shall be consistent with the requirements of Section 3.03(k) of the Guarantee and Collateral Agreement; and

d.the Loan Parties shall use commercially reasonable efforts to deliver to Agent, on or before the date which is 45 days after the after the Amendment No. 2 Effective Date (or such later date as the Agent shall agree in its Permitted Discretion), Collateral Access Agreements for each leased location listed on Schedule 1.01(d) to the Joinder No. 1 to Credit Agreement where Eligible Inventory will be located.

SECTION 8.Representations and Warranties. In order to induce the Agent and the Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, each Loan Party hereby represents and warrants to the Agent and the Lenders that, on and as of the Amendment No. 2 Effective Date:
a.(i) each Loan Party has the power and authority to execute, deliver this Amendment and perform its obligations under this Amendment and the Credit Agreement, (ii) this Amendment has been duly authorized by all requisite corporate, partnership, limited liability company, and, if required, stockholder, partner or member action, as applicable, of each Loan Party, and (iii) this Amendment has been duly executed and delivered by each Loan Party;
b.this Amendment constitutes a legal, valid and binding obligation of each Loan Party enforceable against such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;
c.each Loan Party’s execution, delivery and performance of this Amendment and each Loan Party’s performance of the Credit Agreement (i) will not violate any provision of the certificate or articles of incorporation or certificate of formation or other constitutive documents or by-laws, partnership agreement or limited liability company agreement of such Loan Party, (ii) (A) any provision of law, statute, rule or regulation, (B) any order of or undertaking with any Governmental Authority or (C) any provision of any indenture, agreement or other instrument to which any Loan Party is a party or by which any of them or any of their property is bound, except such violation as could not reasonably be expected to have a Material Adverse Effect, (iii) will not be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under, or give rise to any right to accelerate or to require the prepayment, repurchase or redemption of any obligation under any such indenture, agreement or other instrument, except where the consequences thereof could not reasonably be expected to have a Material Adverse Effect, or (iv) will not require any consent or approval of, registration or filing with, certificate, certification, permit, license or authorization from, or any other action by any Governmental Authority, in each case, except for (A) such as have been made or obtained and are in full force and effect and (B) those, which the failure to obtain could not reasonably be expected to have a Material Adverse Effect;
d.at the time of and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing or would result therefrom; and
e.the representations and warranties set forth in Article III of the Credit Agreement and in each other Loan Document are true and correct in all material respects on and as of the Amendment No. 2 Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date; provided that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language is (or was) true and correct (after giving effect to any qualification contained therein) in all respects.

SECTION 9.Reference to and Effect on the Credit Agreement.

a.Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Agent, any Lender or any Secured Party under the Credit Agreement or any Loan Documents, and shall not alter, modify, amend or in any way affect any of the Obligations or any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any Loan Documents, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the Obligations or any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any Loan Documents in similar or different circumstances.
b.Except as set forth in Section 5 (which amendments contained in such Section shall be effective as of the Closing Date), on the Amendment No. 2 Effective Date, the Credit Agreement shall be amended as provided herein. On and after the Amendment No. 2 Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import referring to the Credit Agreement, and each reference in the Loan Documents to the “Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment. The parties hereto acknowledge and agree that: (i) this Amendment and any other document or instrument executed and delivered in connection herewith do not constitute a novation or termination of the Obligations as in effect prior to the Amendment No. 2 Effective Date; (ii) the Obligations are in all respects continuing with only the terms thereof being modified to the extent provided in this Amendment; and (iii) the guarantees and the Liens and security interests as granted or purported to be granted under or pursuant to the Credit Agreement and the Loan Documents securing payment of the Obligations are in all such respects continuing in full force and effect and secure the payment of the Obligations as provided therein.

SECTION 10.Severability. In the event any one or more of the provisions contained in this Amendment should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 11.Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract and shall become effective as provided in Section 6. Delivery of an executed signature page to this Amendment by facsimile or other customary means of electronic transmission, including by PDF file, shall be as effective as delivery of a manually signed counterpart of this Agreement.

SECTION 12.Successors and Assigns. Whenever in this Amendment any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of Loan Parties, the Agent, the Issuing Banks or the Lenders that are contained in this Amendment shall bind and inure to the benefit of their respective permitted successors and assigns.

SECTION 13.Governing Law; Miscellaneous. This Amendment, and the rights and obligations of the parties under this Amendment, shall be governed by, and construed and interpreted in accordance with, the law of the State of New York. The provisions of Sections 9.07, 9.11 and 9.15 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis, and shall apply with like effect to this Amendment as if fully set forth herein.

SECTION 14.Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the day and year first above written.
SMART SAND, INC., as Parent, a Borrower and Administrative Loan Party

By:
Name: Lee E. Beckelman
Title: Chief Financial Officer

SMART SAND OAKDALE LLC, as a Borrower

By: SMART SAND, INC., its sole Member

By:
Name: Lee E. Beckelman
Title: Chief Financial Officer

QUICKTHREE TECHNOLOGY, LLC, as a Borrower

By: SMART SAND, INC., its sole Member

By:
Name: Lee E. Beckelman
Title: Chief Financial Officer

SSI BAKKEN I, LLC, as a Borrower

By: SMART SAND, INC., its sole Member

By:
Name: Lee E. Beckelman
Title: Chief Financial Officer

SMART SAND HIXTON LLC, as a Subsidiary Guarantor

By: SMART SAND, INC., its sole Member

By:
Name: Lee E. Beckelman
Title: Chief Financial Officer

FAIRVIEW CRANBERRY COMPANY, LLC., as a Subsidiary Guarantor

By: SMART SAND, INC., its Manager

By:
Name: Lee E. Beckelman
Title: Chief Financial Officer

WILL LOGISTICS, LLC., as a Subsidiary Guarantor

By: SMART SAND, INC., its Manager

By:
Name: Lee E. Beckelman
Title: Chief Financial Officer

JEFFERIES FINANCE LLC,
as Agent

By:
Name: J.R. Young
Title: Managing Director

JFIN BUSINESS CREDIT FUND I LLC,
as Sole Lender

By:
Name: J.R. Young
Title: Managing Director

Schedule A to
Second Amendment to ABL Credit Agreement

Schedule 1.01(a)
Lenders and Revolving Credit Commitments

Lender	Commitment	Percentage
JFIN BUSINESS CREDIT FUND I LLC c/o Jefferies Finance LLC 520 Madison Avenue New York, NY 10022 Attention: J.R. Young Telephone: (212) 284-8191 Email: jyoung@jefferies.com Facsimile: (212) 284-3444	$20,000,000	100%
Total:	$20,000,000	100%

Annex A to
Second Amendment to ABL Credit Agreement

See attached.